UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 19, 2016, State Street Corporation (“State Street”) issued $750,000,000 aggregate principal amount of 1.950% Senior Notes due 2021 (the “2021 Notes”) and $750,000,000 aggregate principal amount of 2.650% Senior Notes due 2026 (the “2026 Notes” and, together with the 2021 Notes, the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-200321) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). The Notes were issued pursuant to an Indenture dated as of October 31, 2014 (the “Indenture”), between State Street and U.S. Bank National Association, a national banking association organized under the laws of the United States, as trustee. The form of 2021 Note is filed as Exhibit 4.1 hereto and the form of 2026 Note is filed as Exhibit 4.2 hereto. The Indenture has been included as Exhibit 4.2 to State Street’s Registration Statement on Form S-3, filed with the SEC on November 18, 2014.

The sale of the Notes was made pursuant to the terms of an underwriting agreement dated May 16, 2016 (the “Underwriting Agreement”), entered into among State Street and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein. The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

State Street expects to receive net proceeds from the offering of the Notes of approximately $1.49 billion, after deducting estimated expenses and underwriting discounts and commissions.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to State Street, has issued an opinion to State Street, dated May 19, 2016, regarding the legality of the Notes to be issued and sold in the offering upon issuance and sale thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2016, by and among State Street Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Form of 1.950% Senior Note due 2021

4.2	Form of 2.650% Senior Note due 2026

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated May 19, 2016

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ Sean P. Newth
Name:	Sean P. Newth
Title:	Senior Vice President, Chief Accounting Officer and Controller

Date: May 19, 2016

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2016, by and among State Street Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Form of 1.950% Senior Note due 2021

4.2	Form of 2.650% Senior Note due 2026

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated May 19, 2016

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)